Supplement dated March 31, 2000

                      To the Prospectus dated March 1, 2000

We are pleased to announce exciting changes to the portfolio management team of the International Equity Fund. The management team's investment decisions will continue to rely on a fundamental analysis of securities with a long-term investment perspective.

The sixth paragraph on page 89 is replaced by the following:

The portfolio management team of Thomas Hansberger, CFA, CIC, John Hock, CFA and Charles Gulden, CFA manages the International Equity Fund for HGI. Mr. Hansberger serves as the Chief Executive Officer of Hansberger Global Investors and has over thirty-five years of investment management experience. Before forming Hansberger Global Investors, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. the parent company of the Templeton group of companies. John Hock is a research analyst and portfolio manager of HGI. Mr. Hock joined HGI in 1996 and has seven years of investment management experience. Charles Gulden serves as portfolio manager and research analyst of HGI. Mr. Gulden joined HGI in 1996 and has seventeen years of investment management experience.

Also, the fourth paragraph on page 85 is replaced with the following:

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth and Income, Equity Index and MidCap Index Funds are declared and paid quarterly. Dividends from net investment income of the Growth, Special Growth, Emerging Growth, MicroCap, Core International Equity and International Equity Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.